                                                                    Exhibit 99.1



FOR INFORMATION CONTACT:


                                David E. Fountain
                             Chief Financial Officer
                                 (502) 315-3311

                              For Immediate Release

   NATIONAL PROCESSING REPORTS RECORD SECOND QUARTER AND YEAR-TO-DATE EARNINGS

        QUARTER AND YEAR-TO-DATE CORE EBIT UP 47% AND 44% OVER PRIOR YEAR

         LOUISVILLE, KENTUCKY--July 17, 2000--National Processing, Inc. (NYSE:NAP) today reported record results for both second quarter and year-to-date earnings. Net income excluding nonrecurring items for the quarter ended June 30, 2000 was $11.5 million, or $0.22 per share, up 34% and 33%, respectively, over comparable core business net income of $8.5 million and $0.17 per share for the same quarter of 1999. For the six months ended June 30, 2000, net income excluding nonrecurring items was $21.0 million, or $0.41 per share, up 42% and 41%, respectively, over comparable core business net income of $14.8 million and $0.29 per share for the first half of 1999.

         Reported results include losses from divested business units and certain nonrecurring items related to restructuring charges, impairment charges and site consolidation initiatives which are disclosed in the attached Financial Summary. Reported net income was $10.5 million, or $0.21 per share, and $20.0 million, or $0.39 per share, for the quarter and six months ended June 30, 2000, respectively. Reported net income (loss) for the quarter and six months ended June 30, 1999 was $12.0 million, or $0.24 per share, and $(56.2) million, or $(1.11) per share, respectively.

         Core business units include Merchant Card Services and Corporate Outsourcing Solutions and exclude business lines divested in the first half of 1999.


                          SUMMARY FINANCIAL INFORMATION

                                                               Quarter Ended            Six Months Ended
                                                               June 30, 2000             June 30, 2000
                                                          ------------------------  -----------------------
   (dollars in millions, except per share amounts)          Amount      % Change      Amount     % Change
                                                          ----------  ------------  ---------- ------------
CORE BUSINESS UNITS
Revenue                                                     $104.5         13%        $202.4        14%
EBIT Excluding Nonrecurring Items (a)                       $ 16.9         47         $ 30.5        44
EBIT Margin Excluding Nonrecurring Items (a)                 16.1%         29          15.1%        26
Net Income Excluding Nonrecurring Items (b)                 $ 11.5         34         $ 21.0        42
Net Income per Share Excluding Nonrecurring Items (b)       $ 0.22         33         $ 0.41        41

REPORTED
Net Income                                                  $ 10.5        (13)        $ 20.0        NM
Net Income per Share                                        $ 0.21        (13)        $ 0.39        NM

Notes:
------
(a) EBIT is defined as earnings before interest and taxes. Excluded are nonrecurring items related to restructuring charges, impairment charges and site consolidation initiatives which are disclosed in the attached Financial Summary.

(b) Excludes the impact of nonrecurring items referred to in note (a) above. NM - Not meaningful



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                          SUMMARY FINANCIAL HIGHLIGHTS


- Core net income excluding nonrecurring items increased to record levels - $11.5 million and $21.0 million for the quarter and six months ended June 30, 2000, representing 34% and 42% improvements over core net income for the comparable 1999 periods.

- Core revenue for the quarter and six months ended June 30, 2000 rose to $104.5 million and $202.4 million, representing 13% and 14% increases over core revenue from the same business units in 1999.

- Revenue for the Merchant Card Services business line, currently the largest business line, was $76.1 million and $147.0 million for the quarter and six months ended June 30, 2000, representing increases of 18% and 19% over the comparable periods for 1999. Merchant Card Services revenue represented 73% of total Company revenue for both the quarter and six months ended June 30, 2000.

- EBIT excluding nonrecurring items increased to $16.9 million and $30.5 million for the quarter and six months ended June 30, 2000, representing 47% and 44% increases over the comparable prior year core results.

- EBIT excluding nonrecurring items for the Merchant Card Services business line increased 71% and 81% for the quarter and six months ended June 30, 2000 over the comparable 1999 periods.

- The Company's balance sheet remained free of long-term debt. As of June 30, 2000, the Company had approximately $127 million of cash and marketable securities, which places the Company in a strong position to execute its strategic initiatives.

         "The second quarter of 2000 included many successes for National Processing" stated Tom A. Wimsett, President and CEO. "Our strong sales and customer focused culture is allowing us to continue to capture market share at a very impressive rate. In fact, our year-over-year volume growth of 27% in our merchant card business is approximately double the industry growth rate. Our year-over-year increase of 92% in on-line debit card volume is also approximately double the industry growth rate."

         "We are experiencing great success in expanding our presence in the mom and pop market as well as instilling discipline in leveraging our efficient cost structure. These strategies have led to a 26% improvement in our year-over-year margin for earnings before interest and taxes (EBIT)."

         "While we continue to maintain our reputation for superior service, we are also making significant strides in establishing technology leadership. Our state-of-the-art proprietary POS terminal applications, on-line debit network, interchange management tools and back-office systems are extremely reliable and easily scalable. In addition, we are currently rolling out a new web-based reporting product that will provide merchants with advanced point and click research and data analysis. This value-added reporting capability will allow merchants to improve their back-office efficiency and provide our broad distribution channels an additional element of product differentiation."

         "In summary, we are extremely pleased with our second quarter results and are very optimistic about our ability to continue to grow market share."



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         This announcement and Mr. Wimsett's comments contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions and the Company's ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

         National Processing, Inc. is a leading provider of merchant credit card processing and corporate outsourcing solutions. National Processing supports approximately 500,000 merchant locations, representing one out of every six Visa(R) and MasterCard(R) transactions processed nationally. Approximately 88 percent of the Company is owned by National City Corporation (NYSE:NCC), a Cleveland based $85 billion financial holding company. Additional information regarding National Processing can be found at http://www.npc.net.







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                           NATIONAL PROCESSING, INC.
                               FINANCIAL SUMMARY
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                                      QUARTER ENDED
                                                  ---------------------
                                                   JUNE 30,    JUNE 30,  PERCENT
                                                     2000        1999    CHANGE
                                                  ---------   ---------  -------
REVENUE COMPARISON
Revenue:
--------
  Core Business Units                             $ 104,513   $  92,227     13
  Divested Business Units                              --        17,586     NM
                                                  ---------   ---------
    Total Revenue                                 $ 104,513   $ 109,813     (5)
                                                  =========   =========

RECONCILIATION OF INCOME EXCLUDING NONRECURRING
  ITEMS TO REPORTED INCOME
Income:
-------
Excluding Nonrecurring Items:
  Pre-Tax Income                                  $  18,734   $  11,588     62
  Tax Expense                                         7,283       3,336    118
                                                  ---------   ---------
    Net Income                                    $  11,451   $   8,252     39
                                                  =========   =========
    Per Share (a)                                 $    0.22   $    0.16     38
                                                  =========   =========
Nonrecurring Items (b):
  Pre-Tax Income (Loss)                           $  (1,500)  $   6,500     NM
  Tax Expense (Benefit)                                (525)      2,779     NM
                                                  ---------   ---------
    Net Income Impact                             $    (975)  $   3,721     NM
                                                  =========   =========
    Per Share Impact                              $   (0.02)  $    0.08     NM
                                                  =========   =========
Total:
  Pre-Tax Income                                  $  17,234   $  18,088     (5)
  Tax Expense                                         6,758       6,115     11
                                                  ---------   ---------
    Net Income                                    $  10,476   $  11,973    (13)
                                                  =========   =========
    Per Share                                     $    0.21   $    0.24    (13)
                                                  =========   =========

REPORTED RESULTS
Revenue                                           $ 104,513   $ 109,813     (5)
Operating expenses                                   52,736      57,314     (8)
Wages and other personnel expenses                   19,656      24,059    (18)
General and administrative expenses                   9,940      12,672    (22)
Depreciation and amortization                         5,325       4,746     12
Nonrecurring items, net (b)                           1,500      (6,500)    NM
                                                  ---------   ---------
EARNINGS BEFORE INTEREST AND TAXES                   15,356      17,522    (12)
Net interest income                                   1,878         566    232
                                                  ---------   ---------
Income before income taxes                           17,234      18,088     (5)
Provision for income taxes                            6,758       6,115     11
                                                  ---------   ---------
NET INCOME                                        $  10,476   $  11,973    (13)
                                                  =========   =========
NET INCOME PER SHARE-DILUTED                      $    0.21   $    0.24    (13)
                                                  =========   =========
Shares used in computation                           50,965      50,647      1


Notes:
------
(a) The quarter ended June 30, 1999 includes net loss of $0.01 per share related to the business units divested in 1999. There was no impact to the quarter ended June 30, 2000 from the divested business units.
(b) Nonrecurring items for the quarter ended June 30, 1999 consist of $6,500 ($3,721 after-tax) of adjustments to the impairment loss recorded in the first quarter of 1999 for business units that were divested in the 1999 second quarter (Freight, Payables, Remittance and Check Services). The quarter ended June 30, 2000 includes a $1,500 ($975 after-tax) charge for site consolidation initiatives.

Certain items have been reclassified in the Financial Summary for prior periods to conform with the 2000 presentation. These reclassifications had no effect on previously reported net income.

Certain amounts may not recompute due to rounding.

NM - Not meaningful



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                          NATIONAL PROCESSING, INC.
                               FINANCIAL SUMMARY
                    (In thousands, except per share amounts)
                                  (Unaudited)


                                                     SIX MONTHS ENDED
                                                   --------------------
                                                   JUNE 30,   JUNE 30,   PERCENT
                                                     2000       1999     CHANGE
                                                   ---------  ---------  -------

REVENUE COMPARISON
Revenue:
--------
  Core Business Units                              $ 202,380  $ 176,941     14
  Divested Business Units                               --       57,335     NM
                                                   ---------  ---------
    Total Revenue                                  $ 202,380  $ 234,276    (14)
                                                   =========  =========

RECONCILIATION OF INCOME EXCLUDING NONRECURRING
  ITEMS TO REPORTED INCOME

Income:
-------
Excluding Nonrecurring Items:
  Pre-Tax Income                                   $  34,180  $  20,583     66
  Tax Expense                                         13,181      6,657     98
                                                   ---------  ---------
    Net Income                                     $  20,999  $  13,926     51
                                                   =========  =========
    Per Share (a)                                  $    0.41  $    0.27     50
                                                   =========  =========
Nonrecurring Items (b):
  Pre-Tax Loss                                     $  (1,500) $ (69,666)    NM
  Tax Expense (Benefit)                                 (525)       472     NM
                                                   ---------  ---------
    Net Income Impact                              $    (975) $ (70,138)    NM
                                                   =========  =========
    Per Share Impact                               $   (0.02) $   (1.38)    NM
                                                   =========  =========
Total:
  Pre-Tax Income (Loss)                            $  32,680  $ (49,083)    NM
  Tax Expense                                         12,656      7,129     NM
                                                   ---------  ---------
    Net Income (Loss)                              $  20,024  $ (56,212)    NM
                                                   =========  =========
    Per Share                                      $    0.39  $   (1.11)    NM
                                                   =========  =========

REPORTED RESULTS
Revenue                                            $ 202,380  $ 234,276    (14)
Operating expenses                                   100,200    117,811    (15)
Wages and other personnel expenses                    38,874     55,155    (30)
General and administrative expenses                   22,121     29,479    (25)
Depreciation and amortization                         10,698     11,832    (10)
Nonrecurring items, net (b)                            1,500     69,666     NM
                                                   ---------  ---------
EARNINGS (LOSS) BEFORE INTEREST AND TAXES             28,987    (49,667)    NM
Net interest income                                    3,693        584    532
                                                   ---------  ---------
Income (loss) before income taxes                     32,680    (49,083)    NM
Provision for income taxes                            12,656      7,129     NM
                                                   ---------  ---------
NET INCOME (LOSS)                                  $  20,024  $ (56,212)    NM
                                                   =========  =========
NET INCOME (LOSS) PER SHARE-DILUTED                $    0.39  $   (1.11)    NM
                                                   =========  =========
Shares used in computation                            50,898     50,645      0

Notes:
------
(a) The six months ended June 30, 1999 includes net loss of $0.02 per share related to the business units divested in 1999. There was no impact to the six months ended June 30, 2000 from the divested business units.
(b) Nonrecurring items for the six months ended June 30, 1999 include impairment losses of $67,432 ($68,309 after-tax) related to the business units that were divested in the first half of 1999 (Freight, Payables, Remittance and Check Services). Also included are restructuring charges of $2,234 ($1,829 after-tax) recorded in the 1999 first quarter for closure and relocation of certain facilities. The six months ended June 30, 2000 includes a $1,500 ($975 after-tax) charge for site consolidation initiatives.

Certain items have been reclassified in the Financial Summary for prior periods to conform with the 2000 presentation. These reclassifications had no effect on previously reported net income.

Certain amounts may not recompute due to rounding.

NM - Not meaningful